                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


 Each director and officer of Rocky Shoes & Boots, Inc., an Ohio corporation (the "Company"), whose signature appears below hereby appoints Mike Brooks and Curtis A. Loveland, or either of them, as his attorney-in-fact, to sign, in his name and behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission, the Company's Annual Report on Form 10-K (the "Annual Report") for the fiscal year ended December 31, 2002, and likewise to sign and file any amendments, including post-effective amendments, to the Annual Report, and the Company hereby also appoints such persons as its attorneys-in-fact and each of them as its attorney-in-fact with like authority to sign and file the Annual Report and any amendments thereto in its name and behalf, each such person and the Company hereby granting to such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that such attorney-in-fact or his substitute may do by virtue hereof.

IN WITNESS WHEREOF, we have executed this Power of Attorney, in counterparts if necessary, effective as of March 5, 2003.

DIRECTORS/OFFICERS:

               Signature                                 Title
               ---------                                 -----
        /s/ Mike Brooks                     Chairman, Chief Executive Officer,
------------------------------------        President and a Director (Principal Executive
        Mike Brooks                         Officer)

        /s/ David Fraedrich                 Senior Vice President, Treasurer and a Director
------------------------------------
        David Fraedrich

        /s/ James E. McDonald               Vice President and Chief Financial Officer
------------------------------------        (Principal Financial and Accounting Officer)
        James E. McDonald


        /s/ Curtis A. Loveland              Secretary and a Director
------------------------------------
        Curtis A. Loveland

                                            Director
------------------------------------
        Stanley I. Kravetz

        /s/ Robert D. Rockey                Director
------------------------------------
        Robert D. Rockey

        /s/ Leonard L. Brown                Director
------------------------------------
        Leonard L. Brown

        /s/ Glenn E. Corlett                Director
------------------------------------
        Glenn E. Corlett

        /s/ James L. Stewart                Director
------------------------------------
        James L. Stewart